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                                 CYNET, INC.
                         12777 JONES ROAD, SUITE 400
                             HOUSTON, TEXAS 77070
                                (713) 897-8317

                               October 30, 1997

Mr. Jean-David Benichou
International Fax Corporation
Craigmuir Chambers
P.O. Box 71
Road Town
Tortola, British Virgin Islands

      Re: Supplement to Letter Agreement

Gentlemen:

      This, letter is to supplement the letter agreement ("Agreement") dated June 26, 1996, among you, Jean-David Benichou ("Benichou"), your company, International Fax Corporation ("IFC"), Ray Davis ("Davis") and CyNet, Inc. ("CyNet") which provides for IFC to acquire 1,050,000 shares of Class A common stock ("Common Stock") in CyNet, a Texas corporation controlled by Davis, in exchange for CyNet acquiring a right of first refusal to acquire all of the outstanding common stock of I-Media, S.A. ("I-Media"), a French company controlled by Benichou. The following paragraphs supplement our mutual
Agreement:

      In connection with the issuance of 1,050,000 shares of Common Stock, I-Media agrees to form a strategic alliance whereby CyNet gains access to I-Media's network in Europe for fax broadcasting purposes and I-Media agrees to use CyNet's network exclusively for their fax broadcast traffic to the United States. Benichou represents that he has full authority to cause I-Media to carry out the transaction agreed to herein.

      Benichou has not been appointed or elected as a director of CyNet as of the date of this supplement. CyNet agrees to appoint or elect Benichou as a director in the future.

      Please acknowledge your agreement with the contents of this letter by signing and dating one counterpart of it in the space provided below, and returning that counterpart to us for our records.
Thank you for prompt attention to this matter.


                              Very truly yours,

                              CYNET, INC.

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                                   By:__________________________________________
                                      Ray Davis, Chief Executive Officer

                                   _____________________________________________
                                   Ray Davis, Individually


ACKNOWLEDGED AND AGREED TO THIS 30TH DAY OF OCTOBER, 1997.

                                   INTERNATIONAL FAX CORPORATION

                                   By:__________________________________________
                                      Jean-David Benichou, on behalf of IFC and
                                      its Shareholders

                                   Title:_______________________________________

                                   _____________________________________________
                                   Jean-David Benichou, Individually


                                   I-MEDIA, S.A.

                                   _____________________________________________
                                   Jean-David Benichou, General Manager